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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 23, 2007


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                         SECURITY CAPITAL ASSURANCE LTD
             (Exact name of registrant as specified in its charter)

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           BERMUDA                 001-32950                   NOT APPLICABLE
(State or other jurisdiction      (Commission                 (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)

      A.S. COOPER BUILDING, 26 REID STREET, 4TH FLOOR, HAMILTON, BERMUDA HM
                    (Address of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (441) 279 7450

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO
SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

         On November 23, 2007, Security Capital Assurance Ltd issued the press release attached as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits. The following exhibits are filed herewith:

     EXHIBIT NO.      DESCRIPTION
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        99.1          Press Release "Security Capital Assurance Comments
                      on Fitch Ratings Actions" dated November 23, 2007.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2007

                                            SECURITY CAPITAL ASSURANCE LTD
                                              (Registrant)

                                            By: /s/ Michael Rego
                                                --------------------------------
                                            Name:  Michael Rego
                                            Title: Executive Vice President